OTHER CURRENT RECEIVABLES (Schedule of Other Current Receivables) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Other Receivables, Net, Current [Abstract]
Advances to suppliers	$ 7,201	$ 1,639
Prepaid expenses	1,203	839
Government institutions	641	466
Income tax	3,303	307
Other	590	324
Total other current liabilities	$ 12,938	$ 3,575